August 27, 1997

Report to Fellow Shareholders:

        The first six months of 1997 produced an unusual combination of results relating to two important economic statistics; the Consumer Price Index (CPI) and the Gross Domestic Product (GDP). The GDP which measures the rise or fall in the production of goods and services increased a robust 4.9% on an annual basis, in the first quarter of 1997. The revised second quarter GDP rose 3.6% on an annual basis. Normally such a rise in production levels would correlate with an increase in consumer prices (as measured by the CPI), yet for the first six months of 1997 the CPI has risen approximately seven-tenths of one percent (0.70%), which is low by recent historical standards. Regardless the Federal Reserve Board (Fed) resolved in July 1997, to retain their bias in favor of raising interest rates, if necessary, to forestall accelerating inflation. This may be the reason the Fed raised the Federal Funds target rate in March of 1997 by .25% to 5.50%, the only increase or decrease so far this year.

        Nicholas Money Market Fund (the "Fund") which invests primarily in high quality short-term commercial paper had total net assets of $122 million and a weighted average maturity of 36 days, on June 30, 1997. The Fund's seven-day effective yield which is enhanced by management's continuous efforts to keep operating expenses low, increased from 5.13% at December 31, 1996 to 5.37% on June 30, 1997. For the one and twelve month periods ended June 30, 1997, the Fund ranked above the average for yield and total return among 846 taxable money funds tracked by IBC's Money Market Insight, a service of IBC Financial Data, Inc.*

                                             Yield As Of       Yields As Of
                                               6/30/97            7/31/97
                                             -----------       ------------
Current seven-Day* .......................      5.24%              5.18%
Effective seven-Day* .....................      5.37%              5.32%
Current one year* ........................      5.08%              5.12%
Effective one year* ......................      5.20%              5.24%


        Over the last several months, it appears the Fed is content in letting the economy continue on its present course by not raising the Federal Funds target rate in its last four meetings. However if market forces put pressure on prices to increase expect the Fed to consider a hike in short-term rates. We do not foresee large movements in short-term rates for the remainder of 1997.

        Thank you for your continued support.


                                                      Sincerely,


                                                      /S/   Albert O. Nicholas
                                                      ------------------------
                                                            Albert O. Nicholas
                                                            President

STATEMENT OF NET ASSETS
June 30, 1997 (unaudited)
-----------------------------------------------------------------------------

                                                                            Yield to        Amortized
    Principal                                                               Maturity          Cost
     Amount                                                      Date     (Note 1 (b))     (Note 1 (a))
    ---------                                                ----------    ----------   -----------------
    COMMERCIAL PAPER - 91.40%
     $1,200,000 BHP Finance (USA), Inc.                          07/01/97       5.74%        1,200,000
      1,400,000 Ford Motor Credit Company                        07/02/97       5.71%        1,399,783
        203,000 Hitachi America, Ltd.                            07/02/97       5.80%          202,968
        725,000 Hitachi Credit America Corporation               07/03/97       5.77%          724,774
      1,450,000 Novartis Finance Corporation                     07/03/97       5.71%        1,449,546
      6,000,000 Bear Stearns Companies, Inc. (The)               07/07/97       5.75%        5,994,380
        425,000 R.R. Donnelley & Sons Company                    07/07/97       5.66%          424,605
      2,400,000 American Honda Finance Corporation               07/08/97       5.74%        2,397,387
        570,000 R.R. Donnelley & Sons Company                    07/08/97       5.69%          569,379
      3,000,000 General Signal Corporation                       07/09/97       5.65%        2,996,300
      3,000,000 Rexam plc                                        07/09/97       5.70%        2,996,287
      2,000,000 Rexam plc                                        07/09/97       5.66%        1,997,533
      1,600,000 Torchmark Corporation                            07/09/97       5.76%        1,597,988
      2,500,000 Heller Financial, Inc.                           07/10/97       5.75%        2,496,463
        500,000 Heller Financial, Inc.                           07/10/97       5.76%          499,291
      1,000,000 Morgan Stanley Group, Inc.                       07/10/97       5.76%          998,593
      3,700,000 American Honda Finance Corporation               07/11/97       5.71%        3,694,224
      3,550,000 Chrysler Financial Corporation                   07/11/97       5.70%        3,544,488
      1,200,000 Hitachi Credit America Corporation               07/11/97       5.80%        1,198,117
        390,000 Newell Company                                   07/11/97       5.65%          389,399
      2,000,000 B.A.T Capital Corporation                        07/14/97       5.73%        1,995,956
      1,000,000 B.A.T Capital Corporation                        07/14/97       5.75%          997,971
        295,000 Fiserv, Inc.                                     07/14/97       5.94%          294,382
      1,775,000 General Motors Acceptance Corporation            07/15/97       5.67%        1,771,169
        276,000 General Signal Corporation                       07/15/97       5.82%          275,391
        600,000 General Signal Corporation                       07/15/97       5.67%          598,703
      2,210,000 American Express Credit Corporation              07/16/97       5.67%        2,204,898
      2,000,000 Hitachi Credit America Corporation               07/17/97       5.81%        1,994,978
        244,000 Dresser Industries, Inc.                         07/18/97       5.67%          243,358
        780,000 Fiserv, Inc.                                     07/18/97       5.94%          777,864
      1,800,000 General Motors Acceptance Corporation            07/18/97       5.70%        1,795,257
      1,880,000 Mosinee Paper Corporation                        07/21/97       5.88%        1,873,994
      3,900,000 Newell Company                                   07/21/97       5.68%        3,887,932
      1,700,000 Newell Company                                   07/21/97       5.66%        1,694,749
      1,950,000 General Electric Capital Corporation             07/22/97       5.67%        1,943,687
        765,000 Mosinee Paper Corporation                        07/22/97       5.89%          762,434
        275,000 Mosinee Paper Corporation                        07/22/97       5.88%          274,078
      3,000,000 Heller Financial, Inc.                           07/23/97       5.70%        2,989,752
      1,600,000 Mosinee Paper Corporation                        07/23/97       5.88%        1,594,378
      3,225,000 Sears Roebuck Acceptance Corporation             07/24/97       5.70%        3,213,503
      1,950,000 Sears Roebuck Acceptance Corporation             07/25/97       5.69%        1,942,759
      2,350,000 B.A.T Capital Corporation                        07/28/97       5.68%        2,340,183
      2,675,000 General Electric Capital Corporation             07/28/97       5.67%        2,663,865
      2,450,000 LOCAP, Inc.                                      07/29/97       6.02%        2,438,852
        954,000 LOCAP, Inc.                                      07/29/97       5.93%          949,696
      1,650,000 General Motors Acceptance Corporation            07/30/97       5.70%        1,642,583
      3,800,000 American Express Credit Corporation              07/31/97       5.66%        3,782,457
      2,925,000 Fiserv, Inc.                                     08/01/97       5.87%        2,910,517
      1,140,000 Electronic Data Systems Corporation              08/04/97       5.67%        1,134,024
      1,390,000 American General Finance Corporation             08/05/97       5.66%        1,382,513
      1,000,000 American General Finance Corporation             08/06/97       5.67%          994,450
      1,350,000 John Deere Capital Corporation                   08/07/97       5.66%        1,342,313
      5,150,000 Panasonic Finance, Inc.                          08/08/97       5.78%        5,119,449
      3,900,000 Ford Motor Credit Company                        08/11/97       5.68%        3,875,349
      4,425,000 Universal Foods Corporation                      08/12/97       5.89%        4,395,316
      1,830,000 Fiserv, Inc.                                     08/13/97       5.88%        1,817,431
      1,035,000 Mosinee Paper Corporation                        08/14/97       5.88%        1,027,726
      2,900,000 Bayer Corporation                                08/26/97       5.71%        2,874,918
      1,025,000 Hitachi Credit America Corporation               09/18/97       5.78%        1,012,359
                                                                                     ------------------
                    TOTAL COMMERCIAL PAPER (Cost $ 111,087,576)                            111,602,699
                                                                                     ------------------
    VARIABLE RATE SECURITIES - 9.03%
      5,000,000 Anchor National Life Funding Agreement (1)(2)    07/01/97       5.91%        5,000,000
      1,000,000 General Electric Capital Corporation             07/01/97       5.44%        1,000,000
         19,568 Wisconsin Electric Power Company (1)             07/01/97       5.43%           19,568
      5,000,000 Morgan Stanley Group, Inc. (1)                   07/15/98       6.04%        5,000,000
                                                                                     ------------------
                    TOTAL VARIABLE RATE SECURITIES (Cost 11,019,568)                        11,019,568
                                                                                     ------------------
                    TOTAL INVESTMENTS (Cost 122,107,144)                                   122,622,267
                                                                                     ------------------
                    LIABILITIES, NET OF CASH AND RECEIVABLES (0.43%)                          (523,743)
                                                                                     ------------------
                    TOTAL NET ASSETS (Basis of percentages disclosed above)               $122,098,524
                                                                                     ==================
                    NET ASSET VALUE PER SHARE ($.0001 par value, 3,000,000,000 shares authorized), offering price and redemption price
                     ($122,098,524 / 122,098,524 shares outstanding)                             $1.00
                                                                                                 =====

    (1) These securities are subject to a demand feature as defined by the Securities and Exchange Commission.
    (2) Not readily marketable for a 90 day period.

             The accompanying notes to financial statements are
                    an integral part of this statement.


STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (unaudited)
-----------------------------------------------------------------------------

INCOME:
   Interest.............................................  $3,404,426
                                                          ----------

EXPENSES:
   Management fee (Note 2)...............................    182,407
   Transfer agent fees...................................     52,731
   Registration fees.....................................     33,076
   Legal fees............................................     16,335
   Postage and mailing...................................      7,602
   Audit and tax consulting fees.........................      5,250
   Custodian fees........................................      3,504
   Printing..............................................      3,209
   Directors' fees.......................................      4,500
   Telephone.............................................      2,647
   Other operating expenses..............................      1,879

                                                          ----------
                                                             313,140
                                                          ----------
   Net investment income                                   3,091,286
                                                          ==========





             The accompanying notes to financial statements are
                      an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (unaudited)
and the year ended December 31, 1996
-----------------------------------------------------------------------------

                                                                       1997             1996
                                                                   ------------     ------------
OPERATIONS:
    Net investment income..................................       $  3,091,286      $  5,660,535

DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net investment income
      ($0.025 and $0.050 per share, respectively)..........         (3,091,286)      (5,660,535)
                                                                   ------------     ------------

             Increase in net assets
               from investment activities .................             --              --
                                                                   ------------     ------------

CAPITAL SHARE TRANSACTIONS (all at $1.00 per share):
    Proceeds from shares issued............................          53,662,133      100,165,861
    Net asset value of shares issued in distributions from net
      investment income....................................           2,979,253        5,498,057
    Cost of shares redeemed................................         (53,614,934)     (98,430,057)
             Increase in net assets derived from
               capital share transactions..................           3,026,452        7,233,861
                                                                   ------------     ------------

             Total increase in net assets..................           3,026,452        7,233,861
                                                                   ------------     ------------


NET ASSETS, at the beginning of the period.................         119,072,072      111,838,211
                                                                   ------------     ------------

NET ASSETS, at the end of the period.......................        $122,098,524     $119,072,072
                                                                   ============     ============




             The accompanying notes to financial statements are
                     an ntegral part of these statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
-----------------------------------------------------------------------------

                                              Six Months                  Year ended December 31,
                                             Ended 6/30/97     ------------------------------------------------
                                              (unaudited)      1996         1995      1994      1993       1992
                                             -------------     ----         ----      ----      ----       ----
NET ASSET VALUE, BEGINNING OF PERIOD........     $1.00        $1.00        $1.00     $1.00     $1.00      $1.00

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................     0.025        0.050         0.055     0.038     0.027      0.033
                                                 -----        -----         -----     -----     -----      -----
  LESS DISTRIBUTIONS:
  Dividends (from net
     investment income).....................    (0.025)      (0.050)        0.055    (0.038)   (0.027)    (0.033)
                                                 -----        -----         -----     -----     -----      -----

NET ASSET VALUE, END OF PERIOD..............     $1.00       $1.00         $1.00     $1.00     $1.00      $1.00
                                                 -----        -----         -----     -----     -----      -----
                                                 -----        -----         -----     -----     -----      -----
TOTAL RETURN................................      2.55 (1)    5.14          5.64      3.90      2.71       3.32
                                                 -----        -----         -----     -----     -----      -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)........    $122.1       $119.1        $111.8    $118.1    $122.5    $138.7

Ratio of expenses to average net assets.....      .52% (2)     .52%          .51%      .53%      .54%      .54%

Ratio of net investment income
  to average net assets.....................     5.08%* (2)   5.02%         5.50%     3.83%     2.67%     3.30%


(1) Not Annualized
(2) Annualized

                 The accompanying notes to financial statements are
                       an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited)
-----------------------------------------------------------------------------

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -

        The Nicholas Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment company. The primary objective of the Fund is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. The following is a summary of significant accounting policies followed by the Fund.

        (a) Securities held by the Fund, which are purchased at a discount or premium, are valued on the basis of amortized cost, done on a straight line method which is not materially different than the level yield method. Amortized cost approximates market value and does not take into account unrealized gains or losses or the impact of fluctuating interest rates. Variable rate instruments purchased at par are valued at cost which approximates market value. Investment transactions are accounted for on the trade date.

        (b) Yield to maturity is calculated at date of purchase for commercial paper. For variable rate securities, the yield to maturity is calculated based on current interest rate and payment frequency.

        (c) The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and purchases investments which have maturities of 397 days or less. As of June 30, 1997, the Fund's dollar-weighted average portfolio maturity was 36 days. Days to maturity on variable rate securities are based on the number of days until the interest reset date or demand feature, whichever is longer.

        (d)  It  is the Fund's  policy to comply with the requirements of the
             Internal  Revenue  Code   applicable  to  regulated   investment
             companies, and to distribute all of  its  taxable  income to its shareholders.  Therefore, no Federal income tax or  excise  t ax provision is required.

        (e)  The  preparation  of  financial  statements  in  conformity with generally accepted accounting principles  requires management to make estimates and assumptions that affect the  reported amounts of assets  and  liabilities  and disclosure of contingent assets and liabilities at the date of the financial statements, and the
             reported amounts of revenues and expenses during   the reporting
             period.  Actual results could differ from the estimates.

(2)  INVESTMENT ADVISER AND MANAGEMENT AGREEMENT -

        The  Fund  has  an  agreement  with Nicholas Company, Inc. (with whom certain officers and directors  of  the Fund are affiliated) to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid  to the investment adviser at an annual rate of
        .30 of 1% of the daily  average  net  asset  value  of the Fund.  The adviser  will  reimburse  the Fund if total operating expenses (other than the management fee) incurred by the Fund exceed .50 of 1% of the
        average net assets for the year.   At  June 30,  1997,  the Fund owed
        Nicholas Company, Inc. $29,421 for advisory services.


                      OFFICERS AND DIRECTORS

                        ALBERT O. NICHOLAS
                     President,  and Director

                        FREDERICK F. HANSEN
                             Director

                         JAY H. ROBERTSON
                             Director

                         MELVIN L. SCHULTZ
                             Director

                         DAVID L. JOHNSON
                     Executive Vice President

                         THOMAS J. SAEGER
              Executive Vice President and Secretary

                          JEFFREY T. MAY
                 Senior Vice President and Treasurer

                         DAVID O. NICHOLAS
                        Senior Vice President

                         LYNN S. NICHOLAS
                          Vice President

                         KATHLEEN A. EVANS
                          Vice President

                         CANDACE L. LESAK
                          Vice President
                   Custodian and Transfer Agent

                        INVESTMENT ADVISOR
                       NICHOLAS COMPANY, INC.
                    414-272-6133 OR 800-227-5987

                       FIRSTAR TRUST COMPANY
                             Milwaukee
                          (414) 276-0535

                              COUNSEL
                     MICHAEL, BEST & FRIEDRICH
                             Milwaukee

                             AUDITORS
                        ARTHUR ANDERSEN LLP
                             Milwaukee



  This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective
                            prospectus.

NICHOLAS MONEY MARKET FUND
700 North
Water Street
Milwaukee,
Wisconsin 53202

June 30, 1997

